UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 30, 2002


                        Dimensional Visions Incorporated
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)


       001-10196                                           23-2517953
(Commission File Number)                       (IRS Employer Identification No.)


                  12070 N. 134th Way, Scottsdale, AZ      85259
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code: (480) 699-7778


                           2301 West Dunlap, Suite 207
                                Phoenix, AZ 85021
                                 (602) 997-1990
                   (Former name, address and telephone number)

ITEM 5. OTHER EVENTS

Dimensional Visions Incorporated hereby withdraws in full its Preliminary Proxy Statement filed with the Securities and Exchange Commission on January 7, 2002, and amended on February 22, 2002 and March 18, 2002.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                       DIMENSIONAL VISIONS INCORPORATED


                                       /s/ John D. McPhilimy
                                       --------------------------------
                                       BY:  John D. McPhilimy
                                       ITS: President

Date: May 6, 2002